Exhibit 99.1

11011 Sunset Hills Road
Reston, Virginia 20190	News
www.gd.com

Contact: Jeff A. Davis
Tel: 703 876 3483
press@generaldynamics.com

General Dynamics Reports Second-Quarter 2021 Financial Results

July 28, 2021

•Net earnings of $737 million, up 17.9% from year-ago quarter
•Diluted EPS of $2.61, up 19.7% from year-ago quarter
•$1.1 billion in cash provided by operating activities
•Very strong Gulfstream order activity

RESTON, Va. – General Dynamics (NYSE: GD) today reported second-quarter 2021 net earnings of $737 million on revenue of $9.2 billion. Diluted earnings per share (EPS) were $2.61.

EPS grew 19.7% on a 17.9% increase in net earnings, as company-wide operating margin expanded to 10.4%, up 140 basis points from the year-ago quarter. Backlog of $89.2 billion was up 8% from the year-ago quarter.

“The company performed impressively this quarter, delivering very strong cash flow, improved margins and significant Aerospace order activity,” said Phebe N. Novakovic, chairman and chief executive officer. “Emerging from the pandemic, we remain focused on operating discipline and wise deployment of capital.”

Cash
Net cash provided by operating activities in the quarter totaled $1.1 billion. Free cash flow from operations, defined as net cash provided by operating activities, less capital expenditures, was $943 million.

Backlog
Backlog at the end of second-quarter 2021 was $89.2 billion. Estimated potential contract value, representing management’s estimate of value in unfunded indefinite delivery, indefinite quantity (IDIQ) contracts and unexercised options, was $41.1 billion. Total estimated contract value, the sum of all backlog components, was $130.3 billion at the end of the quarter.

Overall demand remained strong in the quarter, with a consolidated book-to-bill ratio of 1-to-1.

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Significant awards in the quarter included $135 million from the U.S. Navy to provide ongoing lead yard services for the Virginia-class submarine program and options totaling $1.6 billion of additional potential value; $620 million from the U.S. Army to upgrade Stryker vehicles to the double-V-hull A1 configuration; $435 million from the Army to produce Stryker Initial Maneuver Short-Range Air Defense (IM-SHORAD) vehicles; $240 million from the Centers for Medicare and Medicaid Services (CMS) for several contracts, including work to provide cloud services and software tools; $145 million from the Army for the production of Hydra-70 rockets; and $865 million for several key contracts for classified customers.

About General Dynamics
Headquartered in Reston, Virginia, General Dynamics is a global aerospace and defense company that offers a broad portfolio of products and services in business aviation; ship construction and repair; land combat vehicles, weapons systems and munitions; and technology products and services. General Dynamics employs more than 100,000 people worldwide and generated $37.9 billion in revenue in 2020. More information is available at www.gd.com.

Certain statements made in this press release, including any statements as to future results of operations and financial projections, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are based on management’s expectations, estimates, projections and assumptions. These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict. Therefore, actual future results and trends may differ materially from what is forecast in forward-looking statements due to a variety of factors. Additional information regarding these factors is contained in the company’s filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. All forward-looking statements speak only as of the date they were made. The company does not undertake any obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this press release.

WEBCAST INFORMATION: General Dynamics will webcast its second-quarter 2021 financial results conference call at 9 a.m. EDT on Wednesday, July 28, 2021. The webcast will be a listen-only audio event available at www.gd.com. An on-demand replay of the webcast will be available one hour after the end of the call and end on August 4, 2021. To hear a recording of the conference call by telephone, please call 877-344-7529 (international: 412-317-0088); passcode 10157891. Charts furnished to investors and securities analysts in connection with General Dynamics’ announcement of its financial results are available at www.gd.com.
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EXHIBIT A
CONSOLIDATED STATEMENT OF EARNINGS - (UNAUDITED)
DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS

	Three Months Ended		Variance
	July 4, 2021	June 28, 2020	$	%
Revenue	$9,220	$9,264	$(44)	(0.5)%
Operating costs and expenses	(8,261)	(8,430)	169
Operating earnings	959	834	125	15.0%
Other, net	31	25	6
Interest, net	(109)	(132)	23
Earnings before income tax	881	727	154	21.2%
Provision for income tax, net	(144)	(102)	(42)
Net earnings	$737	$625	$112	17.9%
Earnings per share—basic	$2.63	$2.18	$0.45	20.6%
Basic weighted average shares outstanding	280.7	286.4
Earnings per share—diluted	$2.61	$2.18	$0.43	19.7%
Diluted weighted average shares outstanding	282.2	286.9

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EXHIBIT B
CONSOLIDATED STATEMENT OF EARNINGS - (UNAUDITED)
DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS

	Six Months Ended		Variance
	July 4, 2021	June 28, 2020	$	%
Revenue	$18,609	$18,013	$596	3.3%
Operating costs and expenses	(16,712)	(16,245)	(467)
Operating earnings	1,897	1,768	129	7.3%
Other, net	61	46	15
Interest, net	(232)	(239)	7
Earnings before income tax	1,726	1,575	151	9.6%
Provision for income tax, net	(281)	(244)	(37)
Net earnings	$1,445	$1,331	$114	8.6%
Earnings per share—basic	$5.12	$4.63	$0.49	10.6%
Basic weighted average shares outstanding	282.4	287.5
Earnings per share—diluted	$5.10	$4.61	$0.49	10.6%
Diluted weighted average shares outstanding	283.6	288.5
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EXHIBIT C
REVENUE AND OPERATING EARNINGS BY SEGMENT - (UNAUDITED)
DOLLARS IN MILLIONS

	Three Months Ended		Variance
	July 4, 2021	June 28, 2020	$	%
Revenue:
Aerospace	$1,622	$1,974	$(352)	(17.8)%
Marine Systems	2,536	2,471	65	2.6%
Combat Systems	1,899	1,754	145	8.3%
Technologies	3,163	3,065	98	3.2%
Total	$9,220	$9,264	$(44)	(0.5)%
Operating earnings:
Aerospace	$195	$159	$36	22.6%
Marine Systems	210	200	10	5.0%
Combat Systems	266	239	27	11.3%
Technologies	308	247	61	24.7%
Corporate	(20)	(11)	(9)	(81.8)%
Total	$959	$834	$125	15.0%
Operating margin:
Aerospace	12.0%	8.1%
Marine Systems	8.3%	8.1%
Combat Systems	14.0%	13.6%
Technologies	9.7%	8.1%
Total	10.4%	9.0%

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EXHIBIT D
REVENUE AND OPERATING EARNINGS BY SEGMENT - (UNAUDITED)
DOLLARS IN MILLIONS

	Six Months Ended		Variance
	July 4, 2021	June 28, 2020	$	%
Revenue:
Aerospace	$3,509	$3,665	$(156)	(4.3)%
Marine Systems	5,019	4,717	302	6.4%
Combat Systems	3,719	3,462	257	7.4%
Technologies	6,362	6,169	193	3.1%
Total	$18,609	$18,013	$596	3.3%
Operating earnings:
Aerospace	$415	$399	$16	4.0%
Marine Systems	410	384	26	6.8%
Combat Systems	510	462	48	10.4%
Technologies	614	545	69	12.7%
Corporate	(52)	(22)	(30)	(136.4)%
Total	$1,897	$1,768	$129	7.3%
Operating margin:
Aerospace	11.8%	10.9%
Marine Systems	8.2%	8.1%
Combat Systems	13.7%	13.3%
Technologies	9.7%	8.8%
Total	10.2%	9.8%

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EXHIBIT E
CONSOLIDATED BALANCE SHEET
DOLLARS IN MILLIONS

	(Unaudited)
	July 4, 2021	December 31, 2020
ASSETS
Current assets:
Cash and equivalents	$2,950	$2,824
Accounts receivable	3,255	3,161
Unbilled receivables	7,923	8,024
Inventories	5,803	5,745
Other current assets	1,649	1,789
Total current assets	21,580	21,543
Noncurrent assets:
Property, plant and equipment, net	5,135	5,100
Intangible assets, net	2,003	2,117
Goodwill	20,021	20,053
Other assets	2,444	2,495
Total noncurrent assets	29,603	29,765
Total assets	$51,183	$51,308
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Short-term debt and current portion of long-term debt	$2,821	$3,003
Accounts payable	2,595	2,952
Customer advances and deposits	5,956	6,276
Other current liabilities	3,609	3,733
Total current liabilities	14,981	15,964
Noncurrent liabilities:
Long-term debt	11,485	9,995
Other liabilities	9,396	9,688
Total noncurrent liabilities	20,881	19,683
Shareholders’ equity:
Common stock	482	482
Surplus	3,194	3,124
Retained earnings	34,273	33,498
Treasury stock	(19,181)	(17,893)
Accumulated other comprehensive loss	(3,447)	(3,550)
Total shareholders’ equity	15,321	15,661
Total liabilities and shareholders’ equity	$51,183	$51,308

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EXHIBIT F
CONSOLIDATED STATEMENT OF CASH FLOWS - (UNAUDITED)
DOLLARS IN MILLIONS

	Six Months Ended
	July 4, 2021	June 28, 2020
Cash flows from operating activities—continuing operations:
Net earnings	$1,445	$1,331
Adjustments to reconcile net earnings to net cash from operating activities:
Depreciation of property, plant and equipment	280	254
Amortization of intangible and finance lease right-of-use assets	159	177
Equity-based compensation expense	72	61
Deferred income tax benefit	(37)	(83)
(Increase) decrease in assets, net of effects of business acquisitions:
Accounts receivable	(94)	(1)
Unbilled receivables	134	160
Inventories	(58)	(433)
Increase (decrease) in liabilities, net of effects of business acquisitions:
Accounts payable	(364)	(782)
Customer advances and deposits	(226)	(863)
Other, net	(193)	356
Net cash provided by operating activities	1,118	177
Cash flows from investing activities:
Capital expenditures	(306)	(406)
Other, net	(2)	184
Net cash used by investing activities	(308)	(222)
Cash flows from financing activities:
Repayment of fixed-rate notes	(2,000)	(2,000)
Proceeds from commercial paper, gross (maturities greater than 3 months)	1,997	420
Proceeds from fixed-rate notes	1,497	3,960
Purchases of common stock	(1,352)	(501)
Dividends paid	(651)	(610)
Repayment of floating-rate notes	(500)	(500)
Proceeds from commercial paper, net	—	816
Other, net	338	(118)
Net cash (used) provided by financing activities	(671)	1,467
Net cash used by discontinued operations	(13)	(24)
Net increase in cash and equivalents	126	1,398
Cash and equivalents at beginning of period	2,824	902
Cash and equivalents at end of period	$2,950	$2,300

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EXHIBIT G
ADDITIONAL FINANCIAL INFORMATION - (UNAUDITED)
DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS

Other Financial Information:
	July 4, 2021	December 31, 2020
Debt-to-equity (a)	93.4%	83.0%
Debt-to-capital (b)	48.3%	45.4%
Book value per share (c)	$54.81	$54.67
Shares outstanding	279,541,414	286,477,836

	Second Quarter		Six Months
	2021	2020	2021	2020
Income tax payments, net	$212	$13	$245	$56
Company-sponsored research and development (d)	$93	$116	$183	$194
Return on sales (e)	8.0%	6.7%	7.8%	7.4%

Non-GAAP Financial Measures:
	Second Quarter		Six Months
	2021	2020	2021	2020
Earnings before interest, taxes, depreciation and amortization:
Net earnings	$737	$625	$1,445	$1,331
Interest, net	109	132	232	239
Provision for income tax, net	144	102	281	244
Depreciation of property, plant and equipment	144	132	280	254
Amortization of intangible and finance lease right-of-use assets	80	87	159	177
Earnings before interest, taxes, depreciation and amortization (f)	$1,214	$1,078	$2,397	$2,245

Free cash flow from operations:
Net cash provided by operating activities	$1,115	$843	$1,118	$177
Capital expenditures	(172)	(221)	(306)	(406)
Free cash flow from operations (g)	$943	$622	$812	$(229)
(a)Debt-to-equity ratio is calculated as total debt divided by total equity as of the end of the period.

(b)Debt-to-capital ratio is calculated as total debt divided by the sum of total debt plus total equity as of the end of the period.

(c)Book value per share is calculated as total equity divided by total outstanding shares as of the end of the period.

(d)Includes independent research and development and Aerospace product-development costs.

(e)Return on sales is calculated as net earnings divided by revenue.

(f)We believe earnings before interest, taxes, depreciation and amortization (EBITDA) is a useful measure for investors because it provides another measure of our profitability and our ability to service our debt. We calculate EBITDA by adding back interest, taxes, depreciation and amortization to net earnings. The most directly comparable GAAP measure to EBITDA is net earnings.

(g)We believe free cash flow from operations is a useful measure for investors because it portrays our ability to generate cash from our businesses for purposes such as repaying maturing debt, funding business acquisitions, repurchasing our common stock and paying dividends. We use free cash flow from operations to assess the quality of our earnings and as a key performance measure in evaluating management. The most directly comparable GAAP measure to free cash flow from operations is net cash provided by operating activities.
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EXHIBIT H
BACKLOG - (UNAUDITED)
DOLLARS IN MILLIONS

	Funded	Unfunded	Total Backlog	Estimated Potential Contract Value*	Total Estimated Contract Value
Second Quarter 2021:
Aerospace	$13,155	$366	$13,521	$2,099	$15,620
Marine Systems	26,435	21,095	47,530	4,689	52,219
Combat Systems	14,157	271	14,428	7,711	22,139
Technologies	9,769	3,999	13,768	26,594	40,362
Total	$63,516	$25,731	$89,247	$41,093	$130,340
First Quarter 2021:
Aerospace	$11,545	$384	$11,929	$2,312	$14,241
Marine Systems	27,676	22,075	49,751	2,815	52,566
Combat Systems	14,085	143	14,228	9,120	23,348
Technologies	10,003	3,670	13,673	27,530	41,203
Total	$63,309	$26,272	$89,581	$41,777	$131,358
Second Quarter 2020:
Aerospace	$11,874	$239	$12,113	$2,834	$14,947
Marine Systems	25,118	17,365	42,483	14,441	56,924
Combat Systems	13,863	242	14,105	6,399	20,504
Technologies	10,320	3,648	13,968	25,902	39,870
Total	$61,175	$21,494	$82,669	$49,576	$132,245

*The estimated potential contract value includes work awarded on unfunded indefinite delivery, indefinite quantity (IDIQ) contracts and unexercised options associated with existing firm contracts, including options and other agreements with existing customers to purchase new aircraft and aircraft services. We recognize options in backlog when the customer exercises the option and establishes a firm order. For IDIQ contracts, we evaluate the amount of funding we expect to receive and include this amount in our estimated potential contract value. The actual amount of funding received in the future may be higher or lower than our estimate of potential contract value.

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EXHIBIT H-1
BACKLOG - (UNAUDITED)
DOLLARS IN MILLIONS

$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$69,208
$67,654
$67,396
$86,945
$85,732
$82,669
$81,520
$89,489
$89,581
$89,247
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21

Funded Backlog	Unfunded Backlog

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EXHIBIT H-2
BACKLOG BY SEGMENT - (UNAUDITED)
DOLLARS IN MILLIONS

AEROSPACE
$15,000
$10,000
$5,000
$0
$12,113
$11,964
$11,626
$11,929
$13,521
2Q20
3Q20
4Q20
1Q21
2Q21

MARINE SYSTEMS
$60,000
$45,000
$30,000
$15,000
$0
$42,483
$41,082
$49,982
$49,751
$47,530
2Q20
3Q20
4Q20
1Q21
2Q21

COMBAT SYSTEMS

$20,000
$15,000
$10,000
$5,000
$0
$14,105
$14,711
$14,567
$14,228
$14,428
2Q20
3Q20
4Q20
1Q21
2Q21

TECHNOLOGIES
$20,000
$15,000
$10,000
$5,000
$0
$13,968
$13,763
$13,314
$13,673
$13,768
2Q20
3Q20
4Q20
1Q21
2Q21

Funded Backlog	Unfunded Backlog

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EXHIBIT I
SECOND QUARTER 2021 SIGNIFICANT ORDERS - (UNAUDITED)
DOLLARS IN MILLIONS

We received the following significant contract awards during the second quarter of 2021:
Marine Systems:
•$135 from the U.S. Navy to provide ongoing lead yard services for the Virginia-class submarine program and options totaling $1.6 billion of additional potential value.
•$100 from the Navy for maintenance and modernization work on the USS Pinckney, an Arleigh Burke-class (DDG-51) guided-missile destroyer.
•$65 from the Navy for maintenance and modernization work on the USS Hartford, a Los Angeles-class submarine.
•$55 from the Navy to provide ongoing lead yard services for the DDG-51 program.
Combat Systems:
•$620 from the U.S. Army to upgrade Stryker vehicles to the double-V-hull A1 configuration.
•$435 from the Army to produce Stryker Initial Maneuver Short-Range Air Defense (IM-SHORAD) vehicles.
•$145 from the Army for the production of Hydra-70 rockets.
•$100 for various munitions and ordnance.
•$45 to produce mission control units for Abrams main battle tanks.
Technologies:
•$865 for several key contracts for classified customers.
•$160 to provide ship modernization services for the Navy. The contract has a maximum potential value of $730.
•$240 from the Centers for Medicare and Medicaid Services (CMS) for several contracts, including work to provide cloud services and software tools.
•$115 to provide enterprise information technology (IT) and cybersecurity services and solutions for the Department of Defense (DoD).
•$40 to provide IT support services and system engineering for the U.S. Department of Energy (DOE). The contract has a maximum potential value of $90.
•$80 to provide military information support operations for the DoD.
•$80 from the Environmental Protection Agency (EPA) to provide infrastructure support and applications hosting services.
•$80 from the Army for computing and communications equipment under the Common Hardware Systems-5 (CHS-5) program.
•$65 to provide training support for the Navy.
•$40 from the Navy to retrofit five Knifefish surface mine countermeasure systems with improved operational capabilities.
•$40 from the Army to provide continued software support and engineering for the Warfighter Information Network-Tactical (WIN-T) Increment 2 program.
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EXHIBIT J
AEROSPACE SUPPLEMENTAL DATA - (UNAUDITED)

	Second Quarter		Six Months
	2021	2020	2021	2020
Gulfstream Aircraft Deliveries (units):
Large-cabin aircraft	18	26	43	46
Mid-cabin aircraft	3	6	6	9
Total	21	32	49	55

Aerospace Book-to-Bill:
Orders*	$3,292	$1,072	$5,749	$2,928
Revenue	1,622	1,974	3,509	3,665
Book-to-Bill Ratio	2.03x	0.54x	1.64x	0.80x

*Does not include customer defaults, liquidated damages, cancellations, foreign exchange fluctuations and other backlog adjustments.

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